LookSmart, Ltd. - Form 8-K - October 18, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 14, 2013

LookSmart, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, Suite 324, San Francisco, CA	94104
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 348-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LookSmart, Ltd. - Form 8-K - October 18, 2013

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to a vote of the stockholders of LookSmart, Ltd. (the "Company") at an annual meeting of the stockholders held on October 14, 2013:

1.           Proposal 1 - Election of Directors. Proposal 1 involved a stockholder vote to elect the nominees named herein as directors to hold office as a director until the next election of the class for which such director was chosen and until such director's successor is elected and qualified or such director's earlier death, resignation, or removal. The board of directors of the Company recommended a vote FOR Proposal 1. Stockholders voted to elect each nominee as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
Christian Chan	9,859,268	0	0	0	0
Paul Pelosi Jr.	9,859,268	0	0	0	0

2.           Proposal 2 - Approval of Proposed Charter Amendments. Proposal 2 involved a stockholder vote to approve proposed amendments of the certificate of incorporation of the Company to enable the Company to effect a reverse stock split of the common stock of the Company. The board recommended a vote FOR Proposal 2 and the approval of the proposed charter amendments. Stockholders voted to approve Proposal 2 as follows:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
9,859,268	0	0	0	0
9,859,268	0	0	0	0

3.           Proposal 3 - Approval of Executive Compensation. Proposal 3 involved a stockholder vote, on a non-binding advisory basis, to approve executive compensation, as disclosed per Item 402 of Regulation S-K. The relevant executive compensation was approved and awarded by former directors of the Company to former executive officers of the Company. Proposal 3 did not involve a vote on the executive compensation of the current executive officers of the Company. The board recommended a vote AGAINST Proposal 3. Stockholders voted not to approve Proposal 3 as follows:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
0	9,859,268	0	0	0
0	9,859,268	0	0	0

4.           Proposal 4 - Approval of Frequency of Vote to Approve Executive Compensation. Proposal 4 involved a stockholder vote, on a non-binding advisory basis, to determine whether the vote to approve executive compensation, as disclosed per Item 402 of Regulation S-K, should be held every one, two, or three years. The board recommended a vote FOR every three years. Stockholders voted to hold the vote every three years as follows:

Votes For Every 1 Year	Votes For Every 2 Years	Votes For Every 3 Years	Abstentions
0	0	9,859,268	0
0	0	9,859,268	0

5.           Proposal 5 - Ratification of Appointment of Auditor. Proposal 5 involved a stockholder vote to ratify the appointment of Albert Wong & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013. Stockholders voted to ratify the appointment as follows:

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
9,859,268	0	0	0	0
9,859,268	0	0	0	0

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LookSmart, Ltd. - Form 8-K - October 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LookSmart, Ltd.

Date:	October 18, 2013	By:	/s/ Michael Onghai
		Name:	Michael Onghai
		Title:	Chief Executive Officer

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